UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 16, 2005

AEGIS ASSET BACKED SECURITIES CORPORATION (as Depositor under the Pooling and Servicing Agreement dated as of October 1, 2005, providing for the issuance of Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5)

         Aegis Asset Backed Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-124934	44-1964014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Briarpark, Suite 400, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 787-0100

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.  Other Events

The Registrant registered issuances of its Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-124934) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,165,200,000 in aggregate principal amount of Class IA1, Class IA2, Class IA3, Class IA4, Class IIA, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2, Class B3, Class B4 and Class B5 of Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5 on October 28, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 10, 2005, as supplemented by the Prospectus Supplement dated October 14, 2005 (the “Prospectus Supplement”), to file information relating to the purchase of additional mortgage loans by the Registrant.

Pursuant to a transfer supplement dated as of November 16, 2005 (the “Transfer Supplement No. 1”), supplementing the Sale Agreement dated as of October 1, 2005, between Aegis Mortgage Corporation, as seller, and Aegis Asset Backed Securities Corporation (the “Depositor”), as purchaser, the Depositor acquired on November 16, 2005, mortgage loans having an aggregate Scheduled Principal Balance as of the Subsequent Cut-Off Date of $44,986,398.19 identified on the Mortgage Loan Schedule attached as Schedule I to the Transfer Supplement No. 1 (the “Subsequent Mortgage Loans”), for inclusion in the Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5 (the “Trust Fund”).  The Trust Fund was established pursuant to a Pooling and Servicing Agreement dated as of October 1, 2005 (the “Pooling and Servicing Agreement”), among the Depositor, Wachovia Bank, National Association, as trustee, Wells Fargo Bank, N.A., as master servicer, securities administrator and custodian, Aegis Mortgage Corporation, as seller, Ocwen Loan Servicing, LLC, as servicer, and MortgageRamp, Inc., as credit risk manager.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

99.1

Transfer Supplement No. 1 dated as of November 16, 2005, between Aegis Asset Backed Securities Corporation, as depositor, and Aegis Mortgage Corporation, as seller.

99.2

Tables of Certain Characteristics of the Mortgage Loans, Revised to include the Subsequent Mortgage Loans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGIS ASSET BACKED SECURITIES CORPORATION

By:        /s/ Pat Walden

       Name: Pat Walden

       Title:   President

Dated:  November 16, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transfer Supplement No. 1 dated as of November 16, 2005, between Aegis Asset Backed Securities Corporation, as depositor, and Aegis Mortgage Corporation, as seller.
99.2	Tables of Certain Characteristics of the Mortgage Loans, Revised to include the Subsequent Mortgage Loans.